Exhibit 99.1

Focus Financial Partners Inc. William Blair 39th Annual Growth Stock Conference June 5, 2019

Disclaimer Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, delayed offering cost expense, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus LLC were recognized by Focus Inc. and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. Please refer to the Appendix of this presentation for reconciliations of these measures to the most applicable GAAP measure. 2

Who We Are 3 Our partnership is built on the following principles, which enable us to attract and retain high-quality wealth management firms and accelerate their growth A leading partnership of 62 independent fiduciary wealth management firms1 A partner of choice for Registered Investment Advisors (‘‘RIAs’’), a highly fragmented but rapidly consolidating industry A source of intellectual and financial resources, and a scaled business model that ensures aligned interests Entrepreneurship Fiduciary Standard Alignment of Interests Value-Add Program Emphasis on the entrepreneurial spirit, independence and unique culture of each partner firm. Partnership with wealth management firms that are held to the fiduciary standard in serving their clients. Alignment of principals’ interests with the interests of Focus through our differentiated partnership and economic model. Empowerment of our partner firms through access to strategy, intellectual resources, M&A opportunities, low-cost capital, marketing and operational best practices. 1. Represents the number of partner firms as of June 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to June 1, 2019.

The Challenges We Solve 4 1. Enhance Already Successful Businesses 2. Provide Access to Cost-Efficient Capital 3. Facilitate Succession Planning Sharing of best practices – “Economies of Expertise” Process and technology enhancements Regulatory support Purchasing power Partner level M&A Limited lending from banking institutions Most firms too small for private equity Bank acquisitions counter-cultural for RIAs Fair market value for transitioning advisors Talent recruiting and management Succession planning processes Focus Never Turns Entrepreneurs Into Employees

The Value-Added Services We Provide Consult and advise without compromising partner firm autonomy, client service or culture Access to top-tier consulting, technology, marketing, legal, regulatory, M&A, operations and HR professionals 70+ Focus professionals dedicated to value-added support Dedicated relationship management team for each partner firm Position Partner Firms For Accelerated Growth Strategy Technology Marketing Legal Regulatory M&A Operations Business development M&A strategy Pricing strategy Succession planning Best practices HR Cyber Security System architecture and implementation Cloud migration Business intelligence and analytics Project management Advisor coaching and development Compensation structuring Incentive model development Talent sourcing Organizational design Business development Branding Digital content development Marketing collateral creation Client lead generation Event planning Sourcing Deal process and support Due diligence Transaction structuring and negotiation Regulatory review Document negotiation Custodian and vendor management Enterprise pricing Operation assessment M&A integration Automation Legal advice and consulting M&A negotiation and execution Litigation consultation SEC advice Other regulatory issues Compliance framework development Examination consultation 5

A Partner of Choice in a Growth Industry 6 Source: IBISWorld report dated December 2017. Source: Cerulli Advisor Metrics, 2017. Represents the number of partner firms as of June 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to June 1, 2019. Geographic Reach Revenue ($mm) 62 partner firms with over 3,000 wealth management-focused principals and employees3 CAGR: 21% A leading partnership in the $56bn revenue financial planning and advice market1 RIAs and Hybrids are the fastest growing segment of the fiduciary advice market2 Industry consolidation is accelerating in the U.S., which is the largest wealth management market in the world International: Canada UK Australia $132 $125 $154 $179 $209 $269 $326 $382 $485 $663 $911 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

We Have Multiple Levers to Drive Long-Term Growth 7 High-Quality, Growth-Oriented Partner Firms Access to Capital Value-Add Services Mergers by Our Partner Firms Creates Scale Identified ~500 new partner firm opportunities in the United States Opportunities in multiple international locations A B D C E Growth of Our Existing Partner Firms New Partner Firms Access to industry thought leadership Resources of a large organization Platform to attract and merge targets into partner firms ~5,000 potentially suitable opportunities in the U.S. “20/20” Long-Term Growth Objectives1 ~1,000 potential new partner firm opportunities in the U.S. Multiple opportunities in international locations, starting with Australia and Canada Represents 20% revenue and Adjusted Net Income per Share growth targets, on average and over time. Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and non-GAAP measures. Significant Opportunity to Add New, Like-Minded Partner Firms Empower firms and enable growth Maintaining partner identity and entrepreneurship essential to Focus value proposition Access to low cost of capital through Focus balance sheet

Our Investment Thesis 8 62 Partner Firms1 95%+ Fee-Based & Recurring Revenues2 $911mm 2018 Revenue YoY Growth: 37% 10.3% 5 Year Average Annual Organic Revenue Growth3 Represents the number of partner firms as of June 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to June 1, 2019. For the year ended December 31, 2018 and the three months ended March 31, 2019. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus’s partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. Non-GAAP financial measure. Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and non-GAAP measures. 1 Growth company with differentiated, scalable model and established track record 2 Substantial market opportunity in the U.S. and internationally 3 High-growth business with strong financial fundamentals 4 Emphasis on fiduciary advice, entrepreneurship, access to cost-efficient capital and value-added services accelerates future opportunities 20% Targeted Growth Rate for Revenues and Adjusted Net Income Per Share4

Our Growth Targets

- **20% average annual revenue growth target[1]**
  - Driven by historical results
  - Outperformed target over last 10 years
  - Significant growth opportunity given market dynamics
  - Well positioned to increase market share
  - Annual organic revenue growth rate for 2014-2018 has averaged 10.3%[2]



Revenue ($ in millions)
10 Year CAGR + 21.3%
$132 $125 $154 $179 $209 $269 $326 $382 $485 $663 $911
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

- **20% average annual Adjusted Net Income Per Share[3] target[1]**
  - Driven by historical results for Adjusted Net Income[3]
  - Over last 3 years, outperformed our current long-term target



Adjusted Net Income Per Share[3]
3 Year CAGR + 33.6%
$0.73 $0.95 $1.21 $1.74
2015 2016 2017 2018

[1] Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and Non-GAAP measures.
[2] Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms and partner firms that have merged, that for the annual periods presented are included in Focus's consolidated statements of operations for the annual-periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
[3] Non-GAAP financial measure. See Appendix for reconciliations.

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Organic Revenue Growth – best measured on an annual basis

- ~13% average annual organic revenue growth[1] on growing base over the past two years
- Approximately half of our partner firms have completed, or are about to complete, M&A transactions
  - Consolidating industry allows for highly accretive M&A
  - M&A is the primary form of accelerated growth of many of our partner firms
  - Substantially exceeds growth rate achieved through traditional business development activities
- Successfully executing on strategy to deliver on "20/20" growth targets
  - Capitalizing on merger opportunities to accelerate partner firm growth
  - Increasing value-added services to enable partner firms to scale their businesses
  - Leveraging scale and network benefits of Focus partnership to expand growth



Revenues ($ in millions)
36.6%
37.4%
13.4%
13.0%
$663
$911
2017
2018
Revenues
Revenue Growth %
Organic Revenue Growth %1



Quarterly Organic Revenue Growth1 Percentage
We expect that Q2 2019 organic revenue growth percentage will be >10%
9.3%
11.9%
14.4%
17.9%
17.6%
16.7%
9.7%
10.7%
7.7%
12.9%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Quarterly Organic Revenue Growth
Average

[1] Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.

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Our Financial Model is Strong and Sustainable 11 For the year ended December 31, 2018 and for the three months ended March 31, 2019. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus’s partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. Fee-Based & Recurring Revenue Strong Cash Flow Generation Strong cash flow generation and significant tax shield generated from intangible assets Low capex requirements Significant variable costs provide downside protection – management fees are 100% variable expenses Strong Balance Sheet & Low Capital Requirements “Capital light” model Limited asset risk Targeted 3-4x leverage with ability to de-lever Attractive Growth Profile Proven ability to enhance organic growth of partner firms Substantial growth opportunity through direct acquisition of partner firms and scaling of partner firms through merger opportunities with other wealth management firms 95%+ fee-based recurring revenues1 and 10.3% average annual organic revenue growth2 over the last 5 fiscal years Holistic wealth management fees tied to team-based service model Downside protection created by preferred position in partner firm base earnings Legal Shield Enterprise protective provisions Cash Flow Shield Earnings preference Expense Shield Highly variable expense base Revenue Shield 95%+ fee based recurring revenue1

Our 2018 IPO Has Accelerated Our Growth 12 As of June 1, 2019. The terms of our management agreements entitle the management companies to management fees typically consisting of all future Earnings Before Partners Compensation (“EBPC”) of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. Base Earnings is a percentage of the estimated operating cash flow earnings before partner compensation (“Target Earnings”) upon which we apply a multiple to determine acquisition prices. Rationale Since The IPO: Early Benefits Public currency Credibility of being a public company Access to cost-efficient and flexible funding options Completed Loring Ward acquisition in Q4 2018, one of the largest transactions in our history, using $112.5mm in public company stock Growing partner network internationally and expanding UHNW business Australia: Escala Partners Canada: Prime Quadrant $18.6mm in Acquired Base Earnings2 for 5 partner firms acquired 2019 YTD1 Upsized revolver to $650mm Lowered interest rates Created dry powder for M&A Accelerating deal velocity – 2019 YTD1: 22 deals closed 8 deals pending

M&A is a Core Competency

FOCUS FINANCIAL PARTNERS

Revenue ($mm)



5 Year CAGR:
27.6%
$269
$221
$48
$326
$277
$49
$382
$336
$46
$485
$439
$47
$663
$617
$46
$911
$853
$58
2013
2014
2015
2016
2017
2018
Wealth Management
Other

- 37.4% Year over Year growth in revenues: 2018 vs 2017
- Target revenue growth of 20% on average and over time[5]
- 5 year average organic growth[2] of 10.3%
- 95%+ fee-based and recurring revenues[3]

M&A Track Record[1]



Total Deals:
7
16
21
18
25
25
22
Acquired Base Earnings ($mm)[4]
$5.0
$5.3
$15.6
$23.2
$44.2
$37.8
$18.6
2013
2014
2015
2016
2017
2018
2019 YTD
New Partner Firms
New Partner Firms - Independence Deals
Mergers by Our Partner Firms

- Acquiring and integrating firms are "core competencies"
- Large number of targets in the U.S.
  - ~1,000 potential new partner firms
  - ~5,000 potential mergers for existing partner firms
- One of the largest M&A teams in the industry supports our scalability and growth
- 25 transactions closed in each of the past two fiscal years (2017 and 2018)
- 22 transactions that closed YTD 2019 and an additional 8 transactions are signed and pending close

1. As of June 1, 2019. Only includes closed transactions.
2. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
3. For the year ended December 31, 2018 and three months ended March 31, 2019.
4. Only includes closed transactions. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and Non-GAAP measures.

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14 Appendix 14

Unique Acquisition Structure 15 15 Focus forms a wholly-owned subsidiary (“operating subsidiary”) The operating subsidiary acquires substantially all of the assets of the target firm for a combination of cash, Focus equity and contingent consideration The selling principals form a management company. Newly admitted principals can also join The successor firm, the principals and the management company enter into a long-term management agreement Acquisition Model – Typical New Partner Firm 1 2 3 4 Focus structures transactions in a tax efficient manner, whereby tax intangibles are generated 1 2 Consideration Oversee Operations Management Fees Assets Management Agreement Principals form Management Company 3 4 2 Target Firm Management Company (Owned by Principals) Successor Firm (Operating Subsidiary)

Our Acquisition Structure Attracts Entrepreneurs

FOCUS FINANCIAL PARTNERS

Illustrative Focus/Partner Economics

($ in thousands)	Projected Revenues	+10% Growth in Revenues	-10% Growth in Revenues
New Partner Firm			
New partner firm revenues	$5,000	$5,500	$4,500
Less:			
Operating expenses (excluding management fees)	(2,000)	(2,000)	(2,000)
EBPC	3,000	3,500	2,500
Base Earnings to Focus (60%)	1,800	1,800	1,800
Management fees to management company (40%)	1,200	1,200	700
EBPC in excess of Target Earnings:			
To Focus (60%)	--	300	--
To management company as management fees (40%)	--	200	--
Focus			
Focus revenues	$5,000	$5,500	$4,500
Less:			
Operating expenses (excluding management fees)	(2,000)	(2,000)	(2,000)
Less:			
Management fees to management company	(1,200)	(1,400)	(700)
Focus Operating Income	**$1,800**	**$2,100**	**$1,800**

Waterfall

- First $1.8mm goes to Focus – "Base Earnings" 60% earnings acquired
- Next $1.2mm goes to the management company – "EBPC Target" 40% of earnings retained by the management company
- EBPC above $3mm is split 60 / 40% between Focus and the management company

Structure Considerations

- Aligns interests of partners with Focus
- Enhances entrepreneurial mindset
- Both Focus and partners participate in the rewards from future growth
- Base earnings provides downside protection

Legal Considerations

- 5 year non-compete and non-solicit agreement
- Initial 6 year management agreement with an evergreen provision. Two year non-compete and non-solicit tail
- Key employees sign non-solicit and confidentiality agreement, generally one year and two years, respectively

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Net Income (Loss) to Adjusted Net Income Reconciliation 17 17 1 In 2018, primarily relates to one-time expenses related to (a) Loring Ward severance cash compensation of $507 and 2018 IPO and related reorganization transaction cash compensation expenses of $5,926, (b) transaction expenses of $1,762 associated with the acquisition of Loring Ward and (c) other expenses, net of $2,373, which were recorded in other (expense) income-net, primarily related to the loss on sale of a tax customer list and related receivables. In 2017, relates to one-time transaction expenses, which were recorded in other (expense) income-net, related to insurance fees associated with the investment by our private equity investors. 2 For periods ended prior to the closing of the IPO and the consummation of the related reorganization transactions on July 30, 2018, these adjustments are being made for comparative purposes only. 3 Represents tax adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% tax rate. For the Year Ended December 31, ($ in thousands) 2015 2016 2017 2018 Net Income (Loss) 9,321 15,722 (48,359) (41,087) Income Tax Expense (Benefit) 649 981 (1,501) 9,450 Amortization of Debt Financing Costs 1,770 2,482 4,084 3,498 Intangible Amortization 35,421 50,942 64,367 90,381 Non-Cash Equity Compensation Expense 13,537 8,520 34,879 44,468 Non-Cash Changes in Fair Value of Estimated Contingent Consideration (160) (1,143) 22,294 6,638 Gain on Sale of Investment – – – (5,509) Delayed Offering Cost Expense – – 9,840 – Loss on Extinguishment of Borrowings – – 8,106 21,071 Other One-Time Transaction Expenses (1) – – 2,843 11,529 Subtotal 60,538 77,504 96,553 140,439 Pro Forma Income Tax Expense (27%) (2) (16,345) (20,926) (26,069) (37,919) Tax Adjustments (2) (3) 8,080 11,991 16,217 22,828 Adjusted Net Income 52,273 68,569 86,701 125,348 Adjusted Shares Outstanding 71,843,916 71,843,916 71,843,916 71,960,540 Adjusted Net Income Per Share $ 0.73 $ 0.95 $ 1.21 $ 1.74 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (2) – – – 43,122,782 Adjustments: Shares of Class A common stock issued in connection with 42,529,651 42,529,651 42,529,651 – the IPO and Reorganization Transactions (3) Weighted average incremental shares of Class A common – – – 102,549 stock related to stock options and unvested Class A common stock (4) Weighted average Focus LLC common units outstanding (5) 22,499,665 22,499,665 22,499,665 22,630,668 Weighted average common unit equivalent of Focus LLC incentive units outstanding (6) 6,814,600 6,814,600 6,814,600 6,104,541 Adjusted Shares Outstanding (1) 71,843,916 71,843,916 71,843,916 71,960,540

Net Income (Loss) to Adjusted Net Income Reconciliation (continued) 18 18 1 Represents our GAAP weighted average Class A common stock outstanding–basic. 2 The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of related reorganization transactions on July 30, 2018 is assumed to have occurred as of January 1, 2015 for comparative purposes. 3 Represents the incremental shares related to stock options and unvested Class A common stock as calculated using the treasury stock method. 4 Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 5 Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the exchange to Class A common stock was based on the $33.00 IPO price. For the Year Ended December 31, ($ in thousands) 2015 2016 2017 2018 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (1) – – – 43,122,782 Adjustments: Shares of Class A common stock issued in connection with 42,529,651 42,529,651 42,529,651 – the IPO and Reorganization Transactions (2) Weighted average incremental shares of Class A common – – – 102,549 stock related to stock options and unvested Class A common stock (3) Weighted average Focus LLC common units outstanding (4) 22,499,665 22,499,665 22,499,665 22,630,668 Weighted average common unit equivalent of Focus LLC incentive units outstanding (5) 6,814,600 6,814,600 6,814,600 6,104,541 Adjusted Shares Outstanding 71,843,916 71,843,916 71,843,916 71,960,540